Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 104,711,881.17
Previously Paid Amount	0
Total Fee Amount	14,460.70
Total Offset Amount	0
Net Fee	$ 14,460.70